UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

SkillSoft Public Limited Company

(Exact Name of Registrant as Specified in Charter)

Republic of Ireland	0-25674	None
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

107 Northeastern Boulevard Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 324-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the previously announced proposed acquisition of SkillSoft Public Limited Company (the “Company”) by SSI Investments III Limited (“SSI Investments”), on March 31, 2010, the Company announced that it and SSI Investments reached agreement on the terms of a revised recommended acquisition of the Company (the “Revised Acquisition”), which, among other things, provides for an increase in the cash consideration to be paid to the holders of the Company’s ordinary shares and American Depositary Shares (“ADSs”) upon consummation of the Revised Acquisition from $10.80 to $11.25 per ordinary share or ADS.

The Revised Acquisition will be effected by means of a scheme of arrangement (the “Scheme”) under Section 201 of the Irish Companies Act 1963 (the “Companies Act”), pursuant to which SSI Investments will acquire for cash all of the outstanding securities of the Company, except for those securities of the Company already owned by the Investor Group Associates (as defined below). As a result of these arrangements, upon the consummation of the Scheme, the Company will become a wholly-owned subsidiary of SSI Investments. The Scheme is subject to the conditions and the terms to be set forth in the revised Scheme Document to be delivered to the Company’s shareholders, which are substantially the same as those set forth in the original Scheme Document dated March 10, 2010. To become effective, the Scheme requires, among other things, the approval at an Irish High Court convened Court Meeting of a majority in number of the Company’s shareholders, present and voting either in person or by proxy, representing 75% or more in value of the Company’s shares held by the Company’s shareholders, as well as the approval by the Company’s shareholders of resolutions relating to the implementation of the Scheme at an Extraordinary General Meeting to be held directly after the Court Meeting. It is expected that the Revised Acquisition and the Scheme will become effective prior to July 16, 2010. Assuming the necessary approvals are obtained and all conditions have been satisfied, the Revised Acquisition will become effective upon delivery to the Registrar of Companies in Ireland of the order of the Irish High Court sanctioning the Scheme. Upon the Revised Acquisition becoming effective, it will be binding on all of the Company’s shareholders and ADS holders.

On March 31, 2010, the Company and SSI Investments issued an increased price announcement, pursuant to Rule 2.5 of the Irish Takeover Rules (the “Increased Price Announcement”), and the Company issued a press release announcing the price increase. The Increased Price Announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Transaction Agreement

Also on March 31, 2010, the Company and SSI Investments entered into a First Amending Agreement to the Transaction Agreement (the “Amendment”), which amends certain provisions of the Transaction Agreement (the “Transaction Agreement”) between the parties, dated as of February 11, 2010, to, among other things: (i) provide a matching right and additional information rights to SSI Investments in connection with any Third Party Transaction Proposal (as defined in the Transaction Agreement); (ii) add a provision requiring the Company to use all reasonable efforts to facilitate the switch of the transaction from a Scheme to an offer if SSI Investments so wishes; and (iii) preclude the Company from entering into an expenses reimbursement agreement with any party other than SSI Investments.

The foregoing description of the terms of the Amendment is qualified in its entirety by the complete text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Restated Expenses Reimbursement Agreement

Also on March 31, 2010, the Company and SSI Investments entered into a Restated Expenses Reimbursement Agreement (the “Restated ERA”), which amends and restates the Expenses Reimbursement Agreement between the parties dated as of February 11, 2010, pursuant to which the Company has agreed, among other things, to pay specific, quantifiable third party costs and expenses incurred by SSI Investments in connection with the Revised Acquisition under certain circumstances, including (i) if the Company’s Board (or any member thereof) withdraws, adversely modifies or qualifies its recommendation to the Company’s holders of ordinary shares and ADSs to vote in favor of the Scheme; (ii) if the Company willfully takes or omits to take any action, such as failing to post a revised Scheme Document, preventing the Company’s shareholders from voting at any meetings to approve the Scheme, unilaterally altering the terms and conditions of the Scheme, or failing to deliver the Court Order and minute of reduction of capital to the Registrar of Companies (in any such case without the consent of SSI); (iii) if prior to the Scheme being withdrawn by SkillSoft or lapsing in accordance with its terms, a Competing Offer is announced and subsequently made and that Competing Offer or a Competing Offer in which that competing party is interested or participates subsequently becomes effective or unconditional within the 18 months of such lapse or withdrawal; and (iv) if the Scheme is not approved at the Court Meeting by the requisite majorities required by section 201 of the Companies Act 1963 or if any other resolutions of the Company’s shareholders necessary to implement the Scheme are not passed at the extraordinary general meeting(s) convened for the purposes of proposing such resolutions to the Company’s shareholders. The liability of the Company to pay these amounts is limited to a maximum amount equal to 1 percent of the total value of the entire issued share capital (excluding any interest in such share capital of the Company held by Stockbridge Fund L.P. or Stockbridge Partners LLC (collectively, the “Investor Group Associates”)) or as ascribed by the terms of the Revised Acquisition.

The foregoing description of the terms of the Restated ERA is qualified in its entirety by the complete text of the Restated ERA, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

SAFE HARBOR FORWARD-LOOKING STATEMENTS

This announcement includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Statements in this announcement regarding the proposed transaction between SSI Investments III Limited and the Company, the expected timetable for completing the transaction and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended 31 January 2010, as filed with the Securities and Exchange Commission. The forward-looking statements provided by the Company in this announcement represent the views of the Company as of the date of this announcement. The Company anticipates that subsequent events and developments may cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this announcement.

Legal Information

The directors of the Company accept responsibility for the information contained in this document, other than that relating to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of SSI Investments accept responsibility for the information contained in this document relating to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SSI Investments (who have taken all reasonable care to ensure such is the case, the information contained in this document for which they accept responsibility) is in accordance with the facts and does not omit anything likely to affect the import of such information.

Credit Suisse Securities (USA) LLC (“Credit Suisse”), which is regulated under the laws of the United States of America, is acting for the Company and for no one else in connection with the Revised Acquisition and will not be responsible to any person other than the Company for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the Revised Acquisition, the content of this document or any transaction or any matter referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with this document, any transaction, any statement contained herein or otherwise.

Morgan Stanley, which is regulated under the laws of the United States of America, is acting as lead financial advisor to SSI Investments and the Investor Group and no one else in connection with the Revised Acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Morgan Stanley or for providing advice in relation to the Revised Acquisition, the contents of this document or any proposed transaction or arrangement referred to herein.

Barclays Capital, which is regulated under the laws of the United States of America, is acting as financial advisor to SSI Investments and the Investor Group and no one else in connection with the Revised Acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Barclays Capital or for providing advice in relation to the Revised Acquisition, the contents of this document or any transaction or arrangement referred to herein.

WilmerHale and William Fry are acting as legal advisors to the Company. Ropes & Gray LLP and Mason Hayes+Curran are acting as legal advisors to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC.

This document does not constitute an offer to purchase, sell, subscribe for or exchange or the solicitation of an offer to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Revised Acquisition or otherwise.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, one per cent., or more of any class of ‘relevant securities’ of the Company, all ‘dealings’ in any ‘relevant securities’ of the Company (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3.30 pm (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of the Company by SSI Investments III Limited or the Company, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the business day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Revised Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction in respect of which it would be unlawful to do so, including (but not limited to) Canada, South Africa, Australia and Japan. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Revised Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

10.1	First Amending Agreement to the Transaction Agreement, dated as of March 31, 2010, by and between SkillSoft Public Limited Company and SSI Investments III Limited.

10.2	Restated Expenses Reimbursement Agreement, dated as of March 31, 2010, by and between SkillSoft Public Limited Company and SSI Investments III Limited.

99.1	Increased Price Announcement issued by SkillSoft PLC on March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkillSoft Public Limited Company

Date: April 2, 2010

By:  /s/  Charles E. Moran

        Charles E. Moran

        President and Chief Executive Officer